COMTECH CONSOLIDATION GROUP, INC.

                             EXHIBIT 99 TO FORM 8-K

                      COMPANY PRO FORMA COMBINED FINANCIAL

                  STATEMENTS FOR THE PERIOD ENDED JUNE 9, 1997.

                        COMTECH CONSOLIDATION GROUP, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                                 April 30, 1997

                                                                 COMBINED BALANCE SHEET
                                                                        COMTECH                                   INTERNET
                                                                     CONSOLIDATION           SUARRO            CONSOLIDATION
                                                                       GROUP, INC.      COMMUNICATIONS, INC.     GROUP, INC.
                                                                         4/30/97            4/30/97               4/30/97
                                                                    --------------      ---------------       ---------------
ASSETS
    CURRENT ASSETS
        CASH ..............................................         $    54,183.15       $     4,645.00       $    49,538.15
        ACCOUNTS RECEIVABLE ...............................         $   203,084.75                            $   203,084.75
        INTEREST RECEIVABLE ...............................         $     2,009.77                            $     2,009.77

      TOTAL CURRENT ASSETS ................................         $   259,277.67       $     4,645.00       $   254,632.67

       FIXED ASSETS
        EQUIPMENT .........................................         $   130,266.32                            $   130,266.32
        ACCUMULATED DEPRECIATION EQUIP ....................         $   (10,548.00)                           $   (10,548.00)
        SOFTWARE ..........................................         $     5,000.00                            $     5,000.00
        AMORTIZATION ......................................         $    (1,666.00)                           $    (1,666.00)

         TOTAL FIXED ASSETS ...............................         $   123,052.32       $         0.00       $   123,052.32

           INVENTORY  (Cost of Goods in Process) ..........         $   212,274.21                            $   212,274.21

           OTHER ASSETS
        DEPOSITS ..........................................         $     1,830.00                            $     1,830.00
        ORGANIZATION COSTS ................................         $       650.00                            $       650.00
        INTERNET SERVICE CONTRACT * .......................         $    42,000.00                            $    42,000.00

            TOTAL OTHER ASSETS ............................         $    44,480.00       $         0.00       $    44,480.00

TOTAL ASSETS ..............................................         $   639,084.20       $     4,645.00       $   634,439.20

LIABILITIES & EQUITY

              CURRENT LIABILITIES

        ACCOUNTS PAYABLE ..................................         $   136,578.87       $    10,210.00       $   126,368.87
        LINE OF CREDIT ....................................         $   100,466.54                            $   100,466.54
        TAXES PAYABLE .....................................         $    31,650.16                            $    31,650.16

               TOTAL CURRENT LIABILITIES ..................         $   268,695.57       $    10,210.00       $   258,485.57

STOCKHOLDER'S EQUITY

           CONTRIBUTED CAPITAL CASH/(DISCOUNT) ............         $    68,330.63       $    (2,048.00)      $    70,378.63
           CONTRIBUTED CAPITAL (IN-KIND)1 .................         $    41,000.00                            $    41,000.00
           RETAINED EARNINGS ..............................         $     3,294.00       $    (9,717.00)      $    13,011.00
           COMMON STOCK (Par Value $.001 per share) .......         $   257,764.00       $     6,200.00       $   251,564.00

TOTAL LIABILITIES & STOCKHOLDER'S EQUITY ..................         $   639,084.20       $     4,645.00       $   634,439.20

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                        COMTECH CONSOLIDATION GROUP, INC.
               PRO FORMA COMBINED INCOME STATEMENT FOR THE PERIOD
                        January 1, 1997 to April 30, 1997

                                                                    CONSOLIDATED INCOME
                                                                         STATEMENT
                                                                          COMTECH                                         INTERNET
                                                                       CONSOLIDATION              SUARRO               CONSOLIDATION
                                                                         GROUP, INC.         COMMUNICATIONS, INC.        GROUP, INC.
                                                                          4/30/97                  4/30/97                 4/30/97
                                                                        -----------              ----------             -----------
REVENUE
        EQUIPMENT SALES ...................................             $142,042.00                                     $142,042.00
        CONTRACT SERVICES .................................             $  8,030.00                                     $  8,030.00
        INTERNET SALES ....................................             $193,690.00                                     $193,690.00
        MISC. REVENUE .....................................             $    932.00                                     $    932.00

TOTAL REVENUE .............................................             $344,694.00              $    0.00              $344,694.00

COST OF GOODS SOLD ........................................             $114,720.00                                     $114,720.00

GROSS PROFIT ..............................................             $229,974.00              $    0.00              $229,974.00

OPERATING EXPENSES

        ADMINISTRATIVE EXPENSES ...........................             $145,791.23              $7,435.00              $138,356.23
        OTHER OPERATING EXPENSES ..........................             $117,074.77                                     $117,074.77
        DEPRECIATION/AMORTIZATION .........................             $  3,300.00                                     $  3,300.00

TOTAL OPERATING EXPENSES ..................................             $266,166.00               $7,435.00             $258,731.00
                                                                        -----------              ----------             -----------
NET INCOME FROM OPERATIONS ................................             $(36,192.00)             $(7,435.00)            $(28,757.00)
                                                                        -----------              ----------             -----------
EARNINGS BEFORE INCOME TAX ................................             $(36,192.00)             $(7,435.00)            $(28,757.00)
                                                                        -----------              ----------             -----------
NET INCOME (LOSS) .........................................             $(36,192.00)             $(7,435.00)            $(28,757.00)
                                                                        -----------              ----------             -----------

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                        COMTECH CONSOLIDATION GROUP, INC.
                 COMBINED STATEMENT OF CASH FLOWS FOR THE PERIOD
                        January 1, 1997 to April 30, 1997

                                                                        COMBINED
                                                                  STATEMENT OF CASH FLOWS
                                                                          COMTECH                                        INTERNET
                                                                       CONSOLIDATION              SUARRO               CONSOLIDATION
                                                                         GROUP, INC.        COMMUNICATIONS, INC.         GROUP, INC.
                                                                          4/30/97                 4/30/97                4/30/97
                                                                       -------------            ----------            -------------
CASH FLOWS FROM OPERATING ACTIVITIES
      NET INCOME/(LOSS) ....................................           $  (28,757.00)                                 $  (28,757.00)
      DEFICIT DURING DEVELOPMENT STAGE .....................           $   (7,435.00)           $(7,435.00)
      DEPRECIATION & AMORTIZATION ..........................           $    3,300.00                                  $    3,300.00
      INVENTORY & COST OF GOODS ADJUSTMENTS ................           $ (296,627.00)                                 $ (296,627.00)
      (INCREASE)/DECREASE IN RECEIVEABLES ..................           $  387,049.00                                  $  387,049.00
      INCREASE/(DECREASE) IN PAYABLES ......................           $  (45,007.00)           $10,210.00            $  (55,217.00)
                                                                       -------------            ----------            -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES ..................           $   12,523.00            $ 2,775.00            $    9,748.00
                                                                       -------------            ----------            -------------
CASH FLOWS FROM INVESTING ACTIVITIES
       CAPITAL EXPENDITURES ................................           $    3,975.00                                  $    3,975.00

CASH FLOWS FROM FINANCING ACTIVITIES
        CONTRIBUTED CAPITAL ................................           $   60,378.63                                  $   60,378.63
        INCREASE/(DECREASE) IN DEBT ........................           $        0.00
                                                                       -------------            ----------            -------------
NET INCREASE/(DECREASE) IN CASH ............................           $   76,876.63            $ 2,775.00            $   74,101.63
                                                                       -------------            ----------            -------------

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ComTech Consolidation Group, Inc.
Notes to Pro Forma Financial Statements:

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

ComTech Consolidation Group, Inc. (the "Company") was incorporated under the laws of the state of Nevada on August 18, 1988. The Company was formed as a consolidation vehicle for the purpose of delivering cost effective on-line business services and consolidating communications and network businesses.

The Company entered into a share exchange and reorganization agreement with Internet Consolidation Group, Inc. effective June 6, 1997 and acquired all of the outstanding shares of Internet Consolidation Group, Inc. in exchange for 5,200,000 shares of its authorized common stock. Prior to that time the Company was in the developmental stage and had no significant operations.


STATEMENT OF CASH FLOWS:

For purposes of the Statement of Cash Flows, the Company considers demand deposits and highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

CAPITALIZED CONSTRACTS

The Company through its wholly-owned subsidiary Networks On-Line, Inc. has a three year contract to provide wholesale Internet service to a nationwide marketing company. The full rights to this contract were acquired through the merger of ICOM Communications, Inc. with Internet Consolidation Group, Inc. and is valued for balance sheet purposes at $42,000.


NOTE 2 CAPITAL STOCK AND CAPITAL IN EXCESS OF PAR VALUE

Common Stock:

The Company initially authorized 20,000,000 shares of $.001 par value common stock and has issued 6,200,000 shares. The Company also authorized 1,000,000 shares of no par value preferred stock of which none has been issued.

No dividends had been declared through June 6, 1997.
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NOTE 3 RELATED PARTY EVENTS

There are no related party events.

NOTE 4 EQUIPMENT

The Company capitalizes computer equipment it places in service for its own use and depreciates it over a 5 year life.

All equipment leases are treated as operating leases and lease payments are expensed in the period incurred.